UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2013
Date of Report (Date of earliest event reported)

SYNC2 NETWORKS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-152551	26-1754034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 NE 114th Street, Suite 2110 Miami, Florida	33181
(Address of principal executive offices)	(Zip Code)

(305) 895-2865
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On approximately August 14, 2013, there was a change in control of Sync2 Networks Corp., a Nevada corporation (the "Company"). In accordance with the terms and provisions of that certain escrow agreement dated March 31, 2012 (the "Escrow Agreement"), Warren Gilbert, who is the current President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and sole member of the Board of Directors, acquired in a private transaction an aggregate of 62,863,800 shares of restricted common stock of the Company representing an equity interest of 61% of the total issued and outstanding shares. The amount of consideration paid was $325,000 and were outside funds from unrelated parties. The shares of common stock were acquired as follows: (i) 51,000,000 shares from Artur Etozov; and (ii) 11,863,800 shares from approximately ten separate shareholders each holding less than 5% of the total issued and outstanding.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 3, 2013 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)
Officers and Directors
Common Stock	Warren Gilbert 1800 NE 114th Street, Suite 2110 Miami, Florida	62,863,800 shares,	61.0%
5% or Greater Beneficial Owners	None
Common Stock	All directors and named executive officers as a group (1 person)	62,863,800 shares	61.0%

(1)	Percentage of beneficial ownership of our common stock is based on 103,046,175 shares of common stock outstanding as of the date of the table.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees.  Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro forma Financial Information.

Not applicable.

(c)	Shell Company Transaction.

Not applicable.

(d)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNC2 NETWORKS CORP.

DATE: September 6, 2013	/s/ Warren Gilbert
Name: Warren Gilbert
President/Chief Executive Officer